UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K/A

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 01, 2012

NUANCE COMMUNICATIONS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-27038	94-3156479
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Wayside Road

Burlington, Massachusetts 01803

(Address of Principal Executive Offices, including Zip Code)

(781) 565-5000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets	3
Item 9.01. Financial Statements and Exhibits	3
SIGNATURE	4
EXHIBIT INDEX	5
EX-2.1* Agreement and Plan of Merger
EX-23.1 Consent of Independent Auditors
EX-99.1 Unaudited Condensed Consolidated Financial Statements of Vlingo Corporation
EX-99.2 Audited Consolidated Financial Statements of Vlingo Corporation
EX-99.3 Unaudited Pro Forma Combined Financial Statements

*	Previously filed

Item 2.01. Completion of Acquisition or Disposition of Assets

On June 7, 2012, Nuance Communications, Inc. (“Nuance”) filed a report on Form 8-K to report the completion of the acquisition of Vlingo Corporation (“Vlingo”), and at that time, indicated that we intended to file the required financial statements and pro forma financial information within 71 days from the date that such report was required to be filed. By this amendment to such Form 8-K, we are amending and restating Item 9.01 thereof to include the required financial statements and pro forma financial information.

Item 9.01. Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

(1)	The unaudited condensed consolidated financial statements of Vlingo, including Vlingo’s unaudited condensed consolidated balance sheet as of March 31, 2012, and condensed consolidated statements of operations and comprehensive loss, and cash flows for the three months ended March 31, 2012 and 2011, are being filed as Exhibit 99.1 to this Form 8-K/A.

(2)	The audited consolidated financial statements of Vlingo, including Vlingo’s consolidated balance sheets as of December 31, 2011 and 2010, and the related consolidated statements of operations and comprehensive loss, stockholders’ deficit and cash flows for the years then ended, are being filed as Exhibit 99.2 to this Form 8-K/A.

(b) Pro Forma Financial Information

(1)	The unaudited pro forma combined statement of operations of Nuance for the year ended September 30, 2011 giving effect to the acquisitions of Vlingo, Transcend Services, Inc. (“Transcend”), Swype, Inc. (“Swype”), SVOX A.G., and Equitrac Corporation, the unaudited pro forma combined statement of operations for Nuance for the six months ended March 31, 2012, giving effect to the acquisitions of Vlingo, Transcend and Swype, and the unaudited pro forma combined balance sheet of Nuance as of March 31, 2012, giving effect to the acquisitions of Vlingo and Transcend are included within Exhibit 99.3 to this Form 8-K/A.

(d)	Exhibits

2.1*	Agreement and Plan of Merger by and among Nuance Communications, Inc., Vertigo Acquisition Corporation, Vlingo Corporation, U.S. Bank National Association, as Escrow Agent and Stockholder Representative, dated December 16, 2011.

23.1	Consent of Independent Auditors.

99.1	Unaudited condensed consolidated financial statements of Vlingo Corporation as of March 31, 2012 and December 31, 2011 and for the three months ended March 31, 2012 and 2011.

99.2	Audited consolidated financial statements of Vlingo Corporation as of December 31, 2011 and 2010, and for the years ended December 31, 2011 and 2010.

99.3	Unaudited pro forma combined financial statements.

*	Previously filed

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUANCE COMMUNICATIONS, INC.

By:	/s/ Thomas L. Beaudoin
Thomas L. Beaudoin
Chief Financial Officer

Date: July 23, 2012

EXHIBIT INDEX

Exhibit No.	Description

2.1*	Agreement and Plan of Merger by and among Nuance, Vertigo Acquisition Corporation, Vlingo Corporation, U.S. Bank National Association, as Escrow Agent and Stockholder Representative, dated December 16, 2011.

23.1	Consent of Independent Auditors.

99.1	Unaudited condensed consolidated financial statements of Vlingo Corporation as of March 31, 2012 and December 31, 2011 and for the three months ended March 31, 2012 and 2011.

99.2	Audited consolidated financial statements of Vlingo Corporation as of December 31, 2011 and 2010, and for the years ended December 31, 2011 and 2010.

99.3	Unaudited pro forma combined financial statements.

*	Previously filed

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